                                                                    EXHIBIT 99.1


                            NEWPARK RESOURCES, INC.


                             LETTER OF TRANSMITTAL
                                      FOR
                           TENDER OF ALL OUTSTANDING
              8 5/8% SENIOR SUBORDINATED NOTES DUE 2007, SERIES A
                                IN EXCHANGE FOR
              8 5/8% SENIOR SUBORDINATED NOTES DUE 2007, SERIES B,
                  THE ISSUANCE OF WHICH HAS BEEN REGISTERED
                       UNDER THE SECURITIES ACT OF 1933
               PURSUANT TO THE PROSPECTUS DATED __________, 1998


       THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
        ON ____________, 1998, UNLESS EXTENDED (THE "EXPIRATION DATE").


                        DELIVER TO THE EXCHANGE AGENT:

                      STATE STREET BANK AND TRUST COMPANY


           By Mail:                            By Facsimile Transmission                By Overnight or Hand
   (registered or certified                 (for Eligible Institutions only)                  Delivery:
          recommended)                              (617) 664-5232                      State Street Bank and
     State Street Bank and                    Attention:  Sandra Szczsponik                 Trust Company
         Trust Company                            Confirm by Telephone:               Corporate Trust Department
         P.O. Box 778                                (617) 664-5314                     Two International Place
    Boston, MA 02102-0078                                                                    Fourth Floor
Attention: Sandra Szczsponik                                                             Boston, MA 02102-0078
                                                                                     Attention: Sandra Szczsponik

         For information or confirmation by telephone:  (617) 664-5314
                              ___________________

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The undersigned hereby acknowledges receipt and review of the Prospectus dated _________, 1998 (the "Prospectus") of Newpark Resources, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange its 8 5/8% Senior Subordinated Notes Due 2007, Series B (the "Exchange Notes"), the issuance of which has been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for a like principal amount of its outstanding 8 5/8% Senior Subordinated Notes Due 2007, Series A (the "144A Notes"), upon the terms and subject to the conditions set forth in the Prospectus. Capitalized terms used but not defined herein have the respective meanings given to them in the Prospectus.

     The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest date to which the Exchange Offer is extended. The Company will notify the Exchange Agent of any extension by oral or written notice and will make a public announcement thereof, each prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

     Registered Holders of Exchange Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid on the 144A Notes or, if no interest has been paid, from December 17, 1997. 144A Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders whose 144A Notes are accepted for exchange will not receive any payment in respect of accrued interest on such 144A Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

     This Letter of Transmittal is to be used either if (i) certificates representing 144A Notes are to be physically delivered to State Street Bank and Trust Company (the "Exchange Agent") herewith by Holders, (ii) tender of 144A Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company (the "Depository"), pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering" in the Prospectus by any financial institution that is a participant in the Depository and whose name appears on a security position listing as the owner of 144A Notes, or (iii) tender of 144A Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures." Even if the tender of 144A Notes is made by book-entry transfer, delivery of this Letter of Transmittal and any other required documents must be made to the Exchange Agent.

           DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY
              DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     The term "Holder" with respect to the Exchange Offer means any person in whose name 144A Notes are registered on the books of the Company or any other person who has obtained a properly completed assignment from the registered holder or any participant in the Depository's system whose name appears on a security position as the holder of such 144A Notes and who desires to deliver 144A Notes by book-entry transfer at the Depository. All Holders of 144A Notes who wish to tender their 144A Notes must, prior to the Expiration Date: (i) complete, sign and deliver this Letter of Transmittal, or a facsimile thereof, to the Exchange Agent, in person or to the address set forth above, and (ii) tender (and not withdraw) their 144A Notes or, if a tender of 144A Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depository, confirm such book-entry transfer, in each case in accordance with the procedures for tendering described in the Prospectus and the Instructions to this Letter of Transmittal. Holders of 144A Notes whose certificates are not immediately available, or who are unable to deliver their certificates or book-entry confirmation and all other documents required by this Letter of Transmittal to be delivered to the Exchange Agent on or prior to the Expiration Date, may tender their 144A Notes according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. See Instruction 2.

     The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their 144A Notes must complete this Letter of Transmittal in its entirety.

     For purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered 144A Notes when, as and if the Company has given oral or written notice thereof to the Exchange Agent. Any tendered 144A Notes that are not accepted for exchange pursuant to the Exchange Offer for any reason will be returned (except as otherwise indicated below with respect to tenders through the Depository), without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions", as promptly as practicable after the Expiration Date.

     PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

     THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

     List below the 144A Notes to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

-----------------------------------------------------------------------------------------------
                                DESCRIPTION OF 144A NOTES TENDERED
-----------------------------------------------------------------------------------------------

  Name(s) and Address(es) of Registered                       144A Note(s) Tendered
      Holder(s) Exactly as Name(s)                    ------------------------------------------
        Appear(s) on 144A Notes                       Registered     Aggregate        Principal
       (Please Fill In, If Blank)                     Number(s)*     Principal        Amount
                                                                     Amount           Tendered**
                                                                     Represented by
                                                                     Note(s)

________________________________________________________________________________________________

________________________________________________________________________________________________

________________________________________________________________________________________________
                                                     Total
------------------------------------------------------------------------------------------------

*  Need not be completed by book-entry holders.
** Unless otherwise indicated, any tendering holder of 144A Notes will be deemed to have tendered the entire aggregate principal amount represented by such 144A Notes. All tenders must be in integral multiples of $1,000.

-------------------------------------------------------------------------------

[_]  CHECK HERE IF TENDERED 144A NOTES ARE ENCLOSED HEREWITH.

[_] CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED 144A NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITORY (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY):

Name of Tendering
Institution:___________________________________________________________________

DTC Account
Number:________________________________________________________________________

Transaction Code
Number:________________________________________________________________________

     Holders whose 144A Notes are not immediately available or who cannot deliver their 144A Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date may tender their 144A Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2.

[_] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED 144A NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered Holder(s)
of 144A Notes:_________________________________________________________________

Date of Execution of Notice of
Guaranteed Delivery:___________________________________________________________

Window Ticket Number
(if available):________________________________________________________________

Name of Eligible Institution that
Guaranteed Delivery:___________________________________________________________

DTC Account Number (if delivered
by book-entry transfer):_______________________________________________________

Transaction Code Number (if delivered
by book-entry transfer):_______________________________________________________

Name of Tendering Institution (if
delivered by book-entry transfer):_____________________________________________

[_] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED 144A NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE (FOR USE BY ELIGIBLE INSTITUTIONS ONLY).

[_] CHECK HERE AND COMPLETE THE FOLLOWING IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name:__________________________________________________________________________

Address:_______________________________________________________________________

        _______________________________________________________________________

                       SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company for exchange the principal amount of 144A Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of 144A Notes tendered in accordance with this Letter of Transmittal, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the 144A Notes tendered for exchange hereby, including all rights to accrued and unpaid interest thereon as of the Expiration Date. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact for the undersigned (with full knowledge that said Exchange Agent also acts as the agent for the Company in connection with the Exchange Offer) with respect to the tendered 144A Notes with full power of substitution, subject only to the right of withdrawal described in the Prospectus, to (i) deliver such 144A Notes, or transfer ownership of such 144A Notes on the account books maintained by the Depository, to the Company and deliver all accompanying evidences of transfer and authenticity, and (ii) present such 144A Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such 144A Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the 144A Notes tendered hereby and to acquire the Exchange Notes issuable upon the exchange of such tendered 144A Notes, and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are accepted for exchange by the Company. The undersigned hereby further represents that (i) the Exchange Notes to be acquired pursuant to this letter are being acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, (ii) neither the undersigned nor any such other person is engaged in, intends to engage in or has any arrangement or understanding with any person to participate in the distribution of such Exchange Notes, and (iii) neither the undersigned nor any such person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of the Company. If the undersigned is a broker-dealer, the undersigned further represents that (i) it acquired the 144A Notes for its own account as a result of market-making activities or other trading activities, and (ii) it has not entered into any arrangement or understanding with the Company or any "affiliate" thereof (within the meaning of Rule 405 under the Securities Act) to distribute the Exchange Notes to be received in the Exchange Offer.

     The undersigned also acknowledges that the Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, including Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley & Co. Incorporated (available June 5, 1991), Sherman & Sterling (available July 2, 1993) and similar no-action letters (the "Prior No-Action Letters"), that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the 144A Notes may be offered for resale, resold and otherwise transferred by Holders thereof (other than (i) a broker-dealer who purchased such 144A Notes directly from the Company for resale pursuant to Rule 144A or any other available exemption under the Securities Act or (ii) a person that is an "affiliate" (within the meaning of Rule 405 of the Securities Act) of the Company), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such Holders' business and such Holders are not participating, and have no arrangement or understanding with any person to participate, in a distribution of such Exchange Notes. However, the SEC has not considered the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that is receiving the Exchange Notes for its own account in exchange for 144A Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned and any other person receiving the Exchange Notes covered by this letter acknowledge that, if they are participating in the Exchange Offer for the purpose of distributing the Exchange Notes, they cannot rely on the position of the staff of the SEC enunciated in the Prior No-Action Letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the 144A Notes tendered hereby, including the transfer of such 144A Notes on the account books maintained by the Depository.

     The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "The Exchange Offer--Conditions." The undersigned acknowledges that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the 144A Notes tendered hereby, and, in such event, the 144A Notes not exchanged will be returned (except as noted below with respect to tenders through the Depository) to the undersigned at the address shown below or at such different address as may be indicated herein under "Special Delivery Instructions", as promptly as practicable after the Expiration Date.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. The undersigned acknowledges that this tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal Rights" section of the Prospectus and in Instruction 14.

     The undersigned acknowledges that the Company's acceptance of properly tendered 144A Notes pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned further agrees that acceptance of any tendered 144A Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Agreement and that the Company shall have no further obligations or liabilities thereunder for the registration of the 144A Notes or the Exchange Notes.

     Unless otherwise indicated under "Special Issuance Instructions," please issue the Exchange Notes issued in exchange for the 144A Notes accepted for exchange and return any 144A Notes not tendered or not exchanged, in the name(s) of the undersigned (or, in the case of 144A Notes tendered by book-entry transfer, by crediting the DTC account number set forth above). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail or deliver the Exchange Notes issued in exchange for the 144A Notes accepted for exchange and any 144A Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s) (unless tender is being made through book-entry transfer). If both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the Exchange Notes issued in exchange for the 144A Notes accepted for exchange in the name(s) of, and return any 144A Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any 144A Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the 144A Notes so tendered for exchange.

------------------------------------------------------------------------------------------------------
           SPECIAL ISSUANCE INSTRUCTIONS                       SPECIAL DELIVERY INSTRUCTIONS
                (SEE INSTRUCTION 6)                                 (SEE INSTRUCTION 6)
------------------------------------------------------------------------------------------------------

To be completed ONLY (i) if 144A Notes in a          To be completed ONLY if 144A Notes in a
 principal amount not tendered, or Exchange Notes    principal amount not tendered, or Exchange Notes
 issued in exchange for 144A Notes accepted for      issued in exchange for 144A Notes accepted for
 exchange, are to be issued in the name of someone   exchange, are to be mailed or delivered to
 other than the undersigned, or (ii) if 144A Notes   someone other than the undersigned, or to the
 tendered by book-entry transfer which are not       undersigned at an address other than that shown
 exchanged are to be returned by credit to an        below the undersigned's signature.
 account maintained at the Depository other than
 the DTC Account Number set forth above.             Mail or deliver Exchange Notes and/or 144A Notes
                                                     to:
Issue Exchange Notes and/or 144A Notes to:
------------------------------------------------------------------------------------------------------
Name: ___________________________________            Name:  _________________________________
------------------------------------------------------------------------------------------------------
Address:---------------------------------            Address:  _______________________________
 _________________________________________           _______________________________________
           (Include Zip Code)                                    (Include Zip Code)
------------------------------------------------------------------------------------------------------

_________________________________________            _______________________________________
(Tax Identification or Social Security Number)       (Tax Identification or Social Security Number)
------------------------------------------------------------------------------------------------------
         (Please Type or Print)                                 (Please Type or Print)

_________________________________________                 _______________________________________
------------------------------------------------------------------------------------------------------

[_] Credit unexchanged 144A Notes delivered by book-entry transfer to the DTC Account Number set forth below:

DTC Account Number:________________________

                                   IMPORTANT
                       REGISTERED HOLDERS OF 144A NOTES
                        PLEASE SIGN HERE WHETHER OR NOT
                144A NOTES ARE BEING PHYSICALLY TENDERED HEREBY
        (In addition, complete Accompanying Substitute Form W-9 Below)


X_____________________________________________________________________________

X_____________________________________________________________________________
              (Signature(s) of Registered Holders of 144A Notes)

                        Dated: _________________, 1998


(The above lines must be signed by the registered holder(s) of 144A Notes exactly as your name(s) appear(s) on the 144A Notes or, if tendered by a participant in the Depository, exactly as such participant's name appears on a security position listing as the owner of the tendered 144A Notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If 144A Notes to which this Letter of Transmittal relates are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full name and title below, and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 3 regarding the completion of this Letter of Transmittal, printed below.)


Name(s):________________________________________________________________________
                            (Please Type or Print)

Capacity (Full Title):__________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________
                              (Include Zip Code)

Area Code and Telephone Number:_________________________________________________

Taxpayer Identification or Social Security Number:______________________________


                              SIGNATURE GUARANTEE
                        (If Required by Instruction 5)

Certain signatures must be guaranteed by an Eligible Institution. See Instruction 5.

Signature(s) Guaranteed by an
Eligible Institution:___________________________________________________________
                             Authorized Signature


________________________________________________________________________________
            Name of Eligible Institution Guaranteeing Signature(s)


________________________________________________________________________________
                  Name and Title of Person Signing Guarantee


________________________________________________________________________________
                          Address, Including Zip Code


________________________________________________________________________________
                        Area Code and Telephone Number


Dated:_____________, 1998


                                 INSTRUCTIONS

        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND 144A NOTES OR BOOK-ENTRY CONFIRMATIONS. All physically delivered 144A Notes or confirmation of any book-entry transfer to the Exchange Agent's account of 144A Notes tendered by book-entry transfer, as well as, in each case (including cases where tender is affected by book-entry transfer), a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. THE METHOD OF DELIVERY OF THE TENDERED 144A NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER, AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT THE HOLDER USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR 144A NOTES SHOULD BE SENT TO THE COMPANY. DELIVERY TO AN ADDRESS OTHER

THAN AS SET FORTH HEREIN, OR INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE SET FORTH HEREIN, WILL NOT CONSTITUTE A VALID DELIVERY.

     2. GUARANTEED DELIVERY PROCEDURES. Holders who wish to tender their 144A Notes and whose 144A Notes are not immediately available or who cannot deliver their 144A Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their 144A Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or a trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution"); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of the 144A Notes, the registration number(s) of such 144A Notes and the total principal amount of 144A Notes tendered, stating that the tender is being made thereby and guaranteeing that, within the three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, this Letter of Transmittal (or facsimile hereof), together with the 144A Notes in proper form for transfer (or a confirmation of book-entry transfer of such 144A Notes into the Exchange Agent's account at the Depository) and any other documents required hereby, will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the certificates for all physically tendered shares of 144A Notes, in proper form for transfer (or book-entry confirmation, as the case may be), and all other documents required hereby must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

     Any holder of 144A Notes who wishes to tender 144A Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to holders who wish to tender their 144A Notes according to the guaranteed delivery procedures set forth above.

     See "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

     3. TENDER BY HOLDER. Only a holder of 144A Notes may tender such 144A Notes in the Exchange Offer. Any beneficial holder of 144A Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on its behalf or must, prior to completing and executing this Letter of Transmittal and delivering its 144A Notes, either make appropriate arrangements to register ownership of the 144A Notes in such holder's name or obtain a properly completed assignment from the registered holder. The transfer of record ownership may take considerable time, and completion of such transfer prior to the Expiration Date may not be possible.

     4. PARTIAL TENDERS. Tenders of 144A Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any 144A Notes is tendered, the tendering holder should fill in the principal amount tendered in the last column of the box entitled "Description of 144A Notes Tendered" above. The entire principal amount of 144A Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all 144A Notes is not tendered, then 144A Notes for the principal amount of 144A Notes not tendered and Exchange Notes issued in exchange for any 144A Notes accepted will be sent to the holder at its registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal or unless tender is made through the Depository, promptly after the 144A Notes are accepted for exchange.

     5. SIGNATURES ON THIS LETTER OF TRANSMITTAL; ASSIGNMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or facsimile hereof) is signed by the record holder(s) of the 144A Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the 144A Notes without alteration, enlargement or any change whatsoever.

     If any of the 144A Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If a number of 144A Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of 144A Notes.

     If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder or holders of 144A Notes listed and tendered hereby and the Exchange Notes issued in exchange therefor are to be issued (or any untendered principal amount of 144A Notes is to be reissued) to the registered holder, the said holder need not and should not endorse any tendered 144A Notes, nor provide a separate assignment. In any other case, such holder must either properly endorse the 144A Notes tendered or transmit a properly completed assignment with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on the 144A Notes), with the signatures on the endorsement or assignment guaranteed by an Eligible Institution (except where the 144A Notes are tendered for the account of an Eligible Institution).

     If this Letter of Transmittal (or facsimile hereof) or any 144A Notes or assignments are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to act must be submitted with this Letter of Transmittal.

     Endorsements on 144A Notes or signatures on assignments required by this Instruction 5 must be guaranteed by an Eligible Institution, except as noted below.

     NO SIGNATURE GUARANTEE IS REQUIRED IF (I) THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF) IS SIGNED BY THE REGISTERED HOLDER(S) OF THE 144A NOTES TENDERED HEREIN AND THE EXCHANGE NOTES ARE TO BE ISSUED DIRECTLY TO SUCH REGISTERED HOLDER(S) AND NEITHER THE BOX ENTITLED "SPECIAL DELIVERY INSTRUCTIONS" NOR THE BOX ENTITLED "SPECIAL REGISTRATION INSTRUCTIONS" HAS BEEN COMPLETED, OR (II) SUCH 144A NOTES ARE TENDERED FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION. IN ALL OTHER CASES, ALL SIGNATURES ON THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF) MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

     6. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in the applicable box or boxes, the name and address (or account at the Depository) to which Exchange Notes or substitute 144A Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent (or deposited), if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

     7. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of 144A Notes pursuant to the Exchange Offer. If, however, Exchange Notes or 144A Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the 144A Notes tendered hereby, or if tendered 144A Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of 144A Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     8. TAX IDENTIFICATION NUMBER. Federal income tax law requires that a holder tendering 144A Notes must provide the Company (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual is his or her social security number. If the Company is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by Internal Revenue Service and backup withholding of 31% on interest payments on the Exchange Notes.

     To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends, or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Exchange Notes will be registered in more than one name or will not be in the name of the actual owner, consult the instructions on Internal Revenue Service Form W-9, which may be obtained from the Exchange Agent, for information on which TIN to report.

     If the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write "Applied For" in the space provided for the TIN in Part 1 of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Payee Awaiting Taxpayer Identification Number. If "Applied For" is written in Part 1, the Company (or the Paying Agent under the Indenture governing the Exchange Notes) shall retain 31% of payments made to the tendering holder during the sixty-day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent or the Company with its TIN within sixty days after the date of the Substitute Form W-9, the Company (or the Paying Agent) shall remit such amounts retained during the sixty-day period to the holder, and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent or the Company with its TIN within such sixty-day period, the Company (or the Paying Agent) shall remit such previously retained amounts to the IRS as backup withholding.

     Certain holders (including, among others, all domestic corporations and certain foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. Such a holder, who satisfies one or more of the conditions set forth in Part 2 of the Substitute Form W-9, should execute the certification following such Part 2. In order for a foreign holder to qualify as an exempt recipient, the holder must submit to the Exchange Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. A form W-8 can be obtained from the Exchange Agent.

     If backup withholding applies, the Exchange Agent is required to withhold 31% of any amounts otherwise payable to the holder. Backup withholding is not an additional tax. Rather the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligations regarding backup withholding.

     9. VALIDITY AND FORM. All questions as to the validity, form, eligibility (including time of receipt) and acceptance and withdrawal of tendered 144A Notes will be determined by the Company in its sole discretion, which determination shall be final and binding. The Company reserves the absolute right to reject any and all 144A Notes not properly tendered or any 144A Notes the Company's acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the absolute right to waive any conditions of the Exchange Offer or defects or irregularities in tenders as to particular 144A Notes. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the 144A Notes for exchange. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of 144A Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any person shall be under any duty to give notification of defects or irregularities with regard to tenders of 144A Notes nor shall any of them incur any liability for failure to give such notification. Tenders of 144A Notes will not be deemed to have been made until such defects or irregularities have been cured to the Company's satisfaction or waived. Any 144A Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date. The Exchange Agent has no fiduciary duties to the holders with respect to the Exchange Offer and is acting solely on the basis of directions of the Company.

     10. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive, in whole or part, any of the conditions to the Exchange Offer set forth in the Prospectus.

     11. NO CONDITIONAL TENDER. No alternative, conditional, irregular or contingent tender of 144A Notes will be accepted.

     12. MUTILATED, LOST, STOLEN OR DESTROYED 144A NOTES. Any holder whose 144A Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

     13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

     14. WITHDRAWAL. Except as otherwise provided herein, tenders of 144A Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. To withdraw a tender of 144A Notes pursuant to the Exchange Offer, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at the address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the 144A Notes to be withdrawn (the "Depositor"), (ii) identify the 144A Notes to be withdrawn (including the certificate or registration number(s) and principal amount of such 144A Notes, or, in the case of notes transferred by book-entry transfer, the name and number of the account at the Depository to be credited), (iii) be signed by the Depositor in the same manner as the original signature on the Letter of Transmittal by which such 144A Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the 144A Notes register the transfer of such 144A Notes in the name of the Depositor withdrawing the tender,
(iv) specify the name in which any such 144A Notes are to be registered, if different from that of the Depositor, and (v) include a statement that such Holder is withdrawing such Holder's election to have such 144A Notes exchanged.

     All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, whose determinations shall be final and binding on all parties. Any 144A Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer, and no Exchange Notes will be issued with respect thereto unless the 144A Notes so withdrawn are validly retendered. Properly withdrawn 144A Notes may be retendered by following one of the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering" at any time prior to the Expiration Date.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF (TOGETHER WITH THE 144A NOTES DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM) MUST BE RECEIVED BY THE EXCHANGE AGENT, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, PRIOR TO THE EXPIRATION DATE.

                                              PAYER'S NAME:  NEWPARK RESOURCES, INC.
------------------------------------------------------------------------------------------------------------------------------------

                                                      PART 1--PLEASE PROVIDE YOUR TIN
                                                      IN THE BOX AT RIGHT AND CERTIFY           ______________________________
                                                      BY SIGNING AND DATING BELOW.              Social Security Number or

                                                                                                ______________________________
                                                                                                Employer Identification Number
------------------------------------------------------------------------------------------------------------------------------------

SUBSTITUTE                                            PART 2--Certification--Under penalties of perjury, I certify that:
FORM W-9                                              (1)  The number shown on this form is my correct Taxpayer Identification
                                                           Number (or I am waiting for a number to be issued to me) and
                                                      (2)  I am not subject to backup withholding because: (a) I am exempt
DEPARTMENT OF THE TREASURY                                 from backup withholding, or (b) I have not been notified by the
INTERNAL REVENUE SERVICE                                   Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or
PAYER'S REQUEST FOR TAXPAYER                               dividends, or (c) the IRS has notified me that I am no longer subject
IDENTIFICATION NUMBER ("TIN")                              to backup withholding.
                                                      Certification Instructions--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return.

                                                      ------------------------------------------------------------------------------

                                                      SIGNATURE_____________________________________           PART 3--
                                                                                                            Awaiting TIN [_]
                                                      DATE__________________________________________

------------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE NOTES.

          YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                   THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------
              CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

  I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment, 31% of all reportable payments made to be will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.


  Signature_______________________________      Date______________, 1998

--------------------------------------------------------------------------------